SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 2 )

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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o               Confidential, for the Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

o              Definitive Information Statement

DIGITALPOST INTERACTIVE INC.
(Name of Registrant as Specified in Its Charter)

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DIGITALPOST INTERACTIVE, INC.
4040 Barranca Parkway, Suite 220
Irvine, CA 92602
(949) 333-7500

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of DigitalPost Interactive, Inc.:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock, that on August 6, 2010 our stockholders holding a majority of our voting shares have executed an Action by Written Consent of Stockholders in Lieu of an Annual Meeting approving the following actions:

1. To elect Mike Sawtell as director;

2. To ratify the appointment of Haskell & White LLP as the Company’s Independent Registered Public Accounting Firm; and

3.  To ratify Amendment No. 2 to our 2007 Incentive and Nonstatutory Stock Option Plan, as amended (“Plan”) to increase the number of shares of common stock available for issuance under the Plan from 35,000,000 to 75,000,000.

The accompanying information statement (this “Information Statement”), which describes the actions taken in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Under the Nevada Revised Statutes, our Certificate of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our common stock is sufficient to approve the actions taken. Each share of our common stock is entitled to one vote in connection with the matters described above.

We are mailing the Information Statement on or about August 13, 2010 to stockholders of record of the Company at the close of business on August 6, 2010 (the “Record Date”).  Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the actions taken by consent will not be effected until at least twenty (20) calendar days following the mailing of the Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
INFORMATION PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Michael Sawtell
Michael Sawtell,
Chief Executive Officer and Sole Director

Irvine, California
August 20 , 2010

DIGITALPOST INTERACTIVE, INC.
4040 Barranca Parkway, Suite 220
Irvine, CA 92602
(949) 333-7500

INFORMATION STATEMENT

DigitalPost Interactive, Inc., a Nevada corporation (“Company”), is sending you this Information Statement and the accompanying Notice of Stockholder Action Taken by Written Consent in Lieu of Annual Meeting of Stockholders solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that the holders of a majority of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”) have previously executed an Action by Written Consent of Stockholders in Lieu of a Annual Meeting approving the: (1) election of Mike Sawtell as director; (2) ratification of the appointment of Haskell & White LLP as the Company’s Independent Registered Public Accounting Firm; and (3) amendment to our 2007 Incentive and Nonstatutory Stock Option Plan (“Plan”) to increase the number of shares of common stock available for issuance under the Plan from 35,000,000 to 75,000,000.

No vote or other action is requested or required on your part.

Record Date and Outstanding Shares

As of the Record Date, the Company’s issued and outstanding capital stock consisted of 157,282,851 shares of common stock, par value $0.001 per share (the “Common Stock”), which was held by approximately 115 holders of record.

Consenting Stockholders

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at an annual or a special meeting of the stockholders of a Nevada corporation may be taken by written consent in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power as determined on the record date.

The following holders of our Common Stock (“Consenting Stockholders”) executed the Action by Written Consent of Stockholders in Lieu of an Annual Meeting of Stockholders representing 50.4 % of our Common Stock on the Record Date:

Michael Sawtell, CEO, President and Sole Director
Steven Dong, CFO
Irene and Peter Gauld
Weist Holdings LLC
David Bruggeman
Steve Pavlick
Norm Farra

ACTIONS TAKEN

1.           ELECTION OF DIRECTOR

The Company’s Board is currently set at one director. Mike Sawtell currently serves as the Company’s sole director.

On August 6, 2010 the Consenting Stockholders approved the re-election of Mike Sawtell to serve as sole director of the Company to serve for a one year term or until his successor is duly qualified or elected.  The appointment will be effected on or after 20 days from the date the Information Statement is mailed to stockholders.

2.           RATIFICATION OF APPOINTMENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and the audit committee has selected Haskell & White LLP as our independent auditors for the 2010 fiscal year, and on August 6, 2010, the Consenting Stockholders approved the ratification of Haskell & White LLP as its registered independent public accountant for its audit for its financial statements for the fiscal year ended December 31, 2010 and a review of all interim financial statements during such fiscal year. The ratification will be effected on or after 20 days from the date the Information Statement is mailed to stockholders.

3.           AMENDMENT NO. 2 TO OUR 2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

On August 6, 2010 the Consenting Stockholders approved the ratification of Amendment No. 2 to our 2007 Incentive and Nonstatutory Stock Option Plan, as amended (“Plan”) to increase the number of shares of common stock available for issuance under the Plan from 35,000,000 to 75,000,000. The ratification will be effected on or after 20 days from the date the Information Statement is mailed to stockholders. The Plan and Amendment No. 2 is attached hereto as Exhibit A.

CORPORATE GOVERNANCE

Director and Executive Officers

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The following persons are our current executive officers and directors since January 30, 2007, and hold the offices set forth opposite their names:

Name                             Age                   Position
Michael Sawtell                    52         Chairman and Sole Director of the Board of Directors and Chief Executive Officer
Steven Dong                         44                      Chief Financial Officer

Michael Sawtell is our founder, sole Director and Chief Executive Officer since July 2005.  Prior to then, he was President and Chief Operating Officer of Interchange Corporation (now known as Local.com Corporation), a publicly-held Internet advertising and local search company from March of 2000 to April of 2005. From 1993 to 2000, Mr. Sawtell was the Chief Operating Officer and the Vice President of Sales for Informative Research, one of the largest mortgage services firms in the United States. From 1986 to 1993, Mr. Sawtell worked as a director of operations on the B-2 Stealth Bomber program for Northrop Grumman Corporation, a global defense company. He has also held key operational positions at General Dynamics, another global defense company.

Steven Dong has been our Chief Financial Officer since January 30, 2007.  From March 2006, he served as our consulting CFO under an agreement with a professional services firm owned by Mr. Dong.  Mr Dong has owned the professional services firm since 2002.  Prior thereto, from 1999 to 2002, Mr. Dong served as Chief Financial Officer of Taitron Components, Inc., a publicly-held semi-conductor company. From 1995 to 1999, Mr. Dong served as a financial consultant specializing in assisting publicly held companies by serving as their interim Chief Financial Officer. From 1988 to 1995, Mr. Dong was employed by Coopers & Lybrand, LLP. Mr. Dong is a Certified Public Accountant and a member in good standing with the American Institute of Certified Public Accountants and California State Board of Accountancy.

Qualifications of our Sole Director

Our sole director Michael Sawtell brings extensive management and leadership experience gained through his service to the Company and other past businesses. In these roles, he has taken hands-on, day-to-day responsibility for strategy and operations, including management of capital. Mr. Sawtell brings board experience acquired by long service on our board that broadens his knowledge of board policies and processes, rules and regulations, issues and solutions. In addition, Mr. Sawtell has 25 years of corporate leadership experience with a skill-set focus in sales and operations, which brings valuable insight and experience to the Board.

Family Relationships

There are no family relationships among the individuals comprising our board of directors, management and other key personnel.

Involvement in Certain Legal Proceedings.

During the past five years, none of the following have occurred that are material to an evaluation of the ability or integrity of any director, person nominated to become a director, executive officer, promoter or control person of the Company:

1.  Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.  Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.  Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

4.  Being found by a court of competent jurisdiction (in a civil action) , the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Certain Relationships And Related Transactions

As of December 31, 2009 and 2008, $36,600 and $36,600, respectively, were due to an officer of the Company and principal stockholder. The amount due to the officer does not bear interest, is not collateralized and has no formal repayment terms.  During the years ended December 31, 2009 and 2008, none and $17,400 of the net amount owed was paid to the officer.

As of December 31, 2009 and 2008, $45,000 and $45,000, respectively, were due to an officer of the Company pursuant to the 2007 Convertible Promissory Note agreements (see further discussion in Note 6 of the Notes to Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009).

In November 2009 we granted options to purchase up to 6,900,000 shares of common stock granted to the Company’s employees, which includes options to purchase up to 2,750,000 and 2,250,000 granted to the Company’s chief executive officer and chief financial officer, respectively.  The options granted can be exercised at $0.05 per share.

In March 2009, the Company entered into interest amendment agreements with the holders of the 2007 Convertible Notes and an executive officer was a party to those agreements (see further discussion in Note 6 of the Notes to Audited Consolidated Financial Statements included elsewhere in this report).

On March 29, 2010, we entered into new employment agreements with Michael Sawtell and Steven Dong, further discussed in Item 9B Other Information in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires "insiders," including our executive officers, directors and beneficial owners of more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from reporting persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during 2009.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange.  In determining whether our directors are independent, however, we intend to comply with the rules of the American Stock Exchange LLC, or the AMEX.  The board of directors also will consult with counsel to ensure that the board of directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of audit committee members.  The AMEX listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.

Currently we do not satisfy the “independent director” requirements of the American Stock Exchange, which requires that a majority of a company’s directors be independent.  Our board of directors intends to appoint additional members, some of whom shall satisfy such independence requirements.

Board Leadership Structure and Role in Risk Oversight

Our Board has only one director, Michael Sawtell, who serves as Chairman of the Board and is also our Chief Executive Officer.  The Company has determined its leadership structure is appropriate given the size of the Company.

The Company’s management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committee, has responsibility for the oversight of risk management.

Board and Committee Meetings

The Board of Directors did not meet in 2009.  This is due to the Company having only one director and therefore being able to take all board action by written consent.

The audit committee met once in 2009.

Board Committees.

The Board of Directors has designated one standing committee, the Audit Committee which operates under a written charter that are available for review on our website at www.digitalpostinteractive.com. The membership of each committee, its principal functions, and the number of times it met in 2009, is described below.

         Audit Committee and Financial Expert.

The Company has a separately-designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act.  David Vanderhorst is our Audit Committee member and non-board member. Mr. Vanderhorst is an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Vanderhorst’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Vanderhorst any duties, obligations, or liability that are greater than are generally imposed on him as a member of the Audit Committee.  Because we are not a listed issuer, the members of the Audit Committee are not subject to the independence requirements of any national securities exchange or association.  Mr. Vanderhorst is a non-related party and independent of the Company.

         Compensation Committee.

The Company does not have a standing compensation committee. The Board of Directors serves this function which is appropriate due to the size of the Company. The Board did not engage any compensation consultants for 2009 in determining the amount or form of executive and director compensation.

          Nominating Committee.

The Company does not have a standing nominating committee. The Board of Directors serves this function which is appropriate due to the size of the Company.

Director Nomination Policy

Stockholders may recommend individuals for consideration by the Board of Directors to become nominees for election to the Board of Directors by submitting a written recommendation to the Board c/o Corporate Secretary, DIGITALPOST INTERACTIVE, INC., 4040 Barranca Parkway, Suite 220, Irvine, CA 92602. Communications should be sent by overnight or certified mail, return receipt requested. Submissions must include the following information:

Information concerning the recommending stockholder.

           • The name, address and telephone number of the recommending stockholder;

           • The number of shares owned by the recommending stockholder and the period of time for which they have been held (which must be at least one year) and, if the recommending stockholder is not the stockholder of record, a statement from the record holder of the shares verifying this information; and

           • A statement of the recommending stockholder’s intention to continue to hold the shares through the date of the next annual stockholder meeting.

Information concerning the proposed nominee.

           • The information required by Item 401 of SEC Regulation S-K (name, address, any arrangements or understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past five years involving the nominee);

           • The information required by Item 403 of SEC Regulation S-K (proposed nominee’s ownership of securities of the Company);

           • The information required by Item 404 of SEC Regulation S-K (transactions between the Company and the proposed nominee valued in excess of $120,000 and certain other types of business relationships with the Company);

           • Whether the individual can read and understand financial statements; and

           • Whether the individual, if elected, intends to tender, promptly following election, an irrevocable resignation effective upon failure to receive the required vote for re-election at the next annual meeting of stockholders and upon the acceptance of the resignation by the Board in accordance with our policy on director elections.

The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by January 31, 2011 will be considered for nomination by the Board at the 2011 Annual Meeting of Stockholders. For information on direct stockholder nominations at the Annual Meeting, see “Stockholder Nominations for Director” below.

Following the identification of the director candidates, the Board will meet to discuss and consider each candidate’s qualifications and will determine by majority vote the candidate(s) whom the Board believes would best serve the Company. In evaluating director candidates, the Board will consider a variety of factors, including the composition of the Board as a whole, the characteristics (including independence, diversity, age, skills and experience) of each candidate, and the performance and continued tenure of incumbent Board members. The Board believes candidates for director should have certain minimum qualifications, including high ethical character, business experience with high accomplishment in his or her respective field, the ability to read and understand financial statements, relevant expertise and experience, and sound business judgment.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors operates pursuant to a written charter. Our Audit Committee charter is available on our website, www.dglp.com. The Committee met quarterly and acted by unanimous written consent during the fiscal year ended 2009 to fulfill its responsibilities. To ensure independence, the Audit Committee also meets separately with the Company’s independent registered public accounting firm and members of management. The sole member of the Audit Committee is a non-employee, non-board member and satisfies the SEC requirements with respect to independence, financial sophistication and experience.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s consolidated financial statements as well as the Company’s financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such consolidated financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2009, with management and the independent registered public accounting firm. These reviews included discussion with the outside independent registered public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures required by PCAOB Rule 3526, and it has discussed with the independent registered public accountants its independence with respect to the Company.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

/s/ David Vanderhorst
March 31, 2010

Code of Ethics

We have formally adopted a written code of ethics that applies to our board of directors, principal executive officer, principal financial officer and employees; it can be found on our website at www.dglp.com.

Shareholder Communications

Shareholders can reach the Company’s Board of Directors directly by sending communications to the Company’s address, attention: Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

With respect to our executive compensation policies, the board of directors had determined that until a business combination or other strategic transaction was completed, we would continue to compensate our executive officer on a basis commensurate with cash compensation and benefit levels suitable with our cash position as a new company.

The following discussion and analysis reflects the compensation arrangements that we had with our executive officers.  After the Merger, and upon additional financing, if any, we expect to round out our management team. Our board of directors intends to review and modify, as necessary, our executive compensation policies in light of our current status as a new operating company and working capital (deficit) positions.  This review will be conducted with the goal of compensating our executives so as to maximize their, as well as our, performance.

Chief Executive Officer Compensation

Mr. Sawtell has served as our Chief Executive Officer and our Sole Director from July 2005.  From July 2005 through December 31, 2006, Mr. Sawtell did not have any employment agreement with us and received an annual salary of $75,000. From January 30, 2007 to March 28, 2010, Mr. Sawtell served as our Chief Executive Officer pursuant to the terms of an employment agreement (as disclosed in our annual report on Form 10-K for the year ended December 31, 2009). On March 29, 2010 entered into a new employment agreement with Mr. Sawtell (as further discussed below).

Compensation of Other Executive Officers

Mr. Dong has served as our Consulting Chief Financial Officer from March 2006 under a contract with a financial consulting firm owned by Mr. Dong.  From January 30, 2007 to March 28, 2010, Mr. Dong served as our Chief Financial Officer pursuant to the terms of an employment agreement (as disclosed in our annual report on Form 10-K for the year ended December 31, 2009). On March 29, 2010 entered into a new employment agreement with Mr. Dong (as further discussed below).

Stock Options

Stock options generally have been granted to our executive officer at the time of hire and at such other times as the board of directors has deemed appropriate, such as in connection with a promotion or upon nearing full vesting of prior options.  In determining option grants, the board of directors has considered the same industry survey data as used in its analysis of base salaries and bonuses, and has strived to make awards that are in line with its competitors. In general, the number of shares of common stock underlying the stock options granted to each executive has reflected the significance of that executive’s current and anticipated contributions to us.

In addition, the stock option grants made by the board of directors are designed to align the interests of management with those of the stockholders. In order to maintain the incentive and retention aspects of these grants, the board of directors has determined that a significant percentage of any officer’s stock options should be unvested option shares.

The value that may be realized from exercisable options depends on whether the price of the common stock at any particular point in time accurately reflects our performance. However, each individual optionholder, and not the board of directors, makes the determination as to whether to exercise options that have vested in any particular year.

During 2009, 2008, and 2007, Mr. Sawtell was granted options to purchase up to 2,750,000, 875,000, and none, respectively, shares of our common stock, as discussed further below.

During 2009, 2008 and 2007, Mr. Dong was granted an option to purchase 2,250,000, 750,000 and 875,000, respectively, shares of our common stock, as discussed further below.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public company for compensation over $1 million paid to its Chief Executive Officer and its three other most highly compensated executive officers. However, if certain performance-based requirements are met, qualifying compensation will not be subject to this deduction limit.  Although the limitations of Section 162(m) generally have not been of concern to us while we were a shell corporation, we intend to consider the requirements of Section 162(m) in developing our compensation policies now that we are an operating company.

Summary Compensation Table

The following table sets forth certain compensation information as to our Chief Executive Officer and Chief Financial Officer who were our executive officers (the “Named Executive Officers”), for each of the years ended December 31, 2009, 2008 and 2007; no other executive officers had compensation of more than $100,000 annually for 2009, 2008, and 2007:

SUMMARY COMPENSATION TABLE

Name and Position	Year		Salary	Bonus	Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
			($)	($)	($)	($)		($)	($)	($)		($)

Michael Sawtell	2009	(1)	210,000			59,000	(8)			10,800	(6)	279,800
President and CEO	2008	(2)	210,000	--	--	99,500	(8)	--	--	28,500	(6)	338,000
	2007	(2)	185,800	50,000	--	195,400	(8)	--	--	18,900	(3)	450,100

Steven Dong	2009	(1)	175,000			119,600	(8)			11,500	(7)	306,100
CFO	2008	(2)	175,000	--		86,800	(8)	--		7,100	(7)	263,800
	2007	(2)(5)	146,800	--		18,900	(8)	--	--	45,000	(4)	210,700

(1)
Mr. Sawtell and Mr. Dong entered into employment agreements on January 30, 2007, for annual salaries of $210,000 and $175,000, respectively.  For 2009, the amounts shown above include the amounts earned starting on January 1, 2009 through December 31, 2009. In October 2008, we started deferring salaries and therefore the amounts of cash compensation paid to Mr. Sawtell and Mr. Dong was $159,391 and $143,301, respectively, during the year ended December 31, 2009.  As of December 31, 2009, deferred salary owed to Mr. Sawtell and Mr. Dong was $31,400 and $50,200, respectively.

(2)
Mr. Sawtell and Mr. Dong entered into employment agreements on January 30, 2007, for annual salaries of $210,000 and $175,000, respectively.  For 2008, the amounts shown above include the amounts earned starting on January 1, 2008 through December 31, 2008. In October 2008, we started deferring salaries and therefore the amounts of cash salary paid to Mr. Sawtell and Mr. Dong was $203,900 and $169,900, respectively, during the year ended December 31, 2008.  As of December 31, 2008, deferred salary owed to Mr. Sawtell and Mr. Dong was $6,100 and $7,300, respectively. For 2007, the amounts shown above include the amounts of cash salary paid from January 30, 2007 through December 31, 2007.

(3)	Includes deferred salary for Mr. Sawtell in the amount of $8,100 that was accrued yet unpaid as of December 31, 2007, and car allowance paid in the amount of $10,800.
(4)
Includes deferred salary for Mr.Dong in the amount of $6,700, respectively, that was accrued yet unpaid as of December 31, 2007; and other compensation amounts due to Steven Dong in the amount of  $38,300; both the $6,700 and $38,300 were used as consideration from Mr. Dong to purchase $45,000 of convertible notes in October, 2004, see Note 7 of the Notes to the Consolidated Financial Statements included elsewhere in this report for a description of the convertible notes financing.

(5)
Mr. Dong became an employee on January 30, 2007, as a result, no amounts are shown paid to him as an employee during 2006. From March 2006 through January 30, 2007, Mr. Dong performed consulting work for us pursuant to a consulting agreement with a firm owned by Mr. Dong.  We paid this consulting firm $11,600 and $81,000 during 2006 and 2007, respectively.  Additionally, the consulting firm was granted options to purchase 1,127,958 shares of our common stock in 2006 which SFAS 123R related expense incurred amounted to $11,800 in 2006 and $21,500 in 2007.

(6)
Other compensation for Mr. Sawtell for payments made in 2009 of $10,800 of auto expense reimbursement pursuant to his employment agreement.  Payments made in 2008 of $17,200 bonus payments which was accrued in 2007 and $11,300 of auto expense reimbursement pursuant to his employment agreement.

(7)	Other compensation for Mr. Dong for payments made in 2009 and 2008 where for reimbursement for phone and auto expense reimbursement pursuant to his employment agreement.
(8)
The value of the options granted to our named executives has been estimated pursuant to Statement of Financial Accounting Standards No. 123R,  Share-Based Payment ("SFAS 123R"), using the Black-Scholes option pricing model with the following weighted average assumptions: For 2009: expected life of 5 years, volatility of 447%, risk-free interest of 2.6%, and no dividend yield; for 2008: expected life of 4.5 years, volatility of 336%, risk-free interest of 2.9%, and no dividend yield; and; for 2007: expected life of 4.5 years, volatility of 45%, risk-free interest of 4.43%, and no dividend yield.  See the table below for the grants made and see Note 7 of the Notes to the Consolidated Financial Statements included elsewhere in this report for a description of the vesting schedule of option awards granted under the 2007 SOP.

Grants of Plan-Based Awards

The following table provides information regarding grants of plan-based awards that we granted to the Named Executive Officers during the fiscal year ended December 31, 2009. All options were granted at the fair market value of our common stock on the date of grant, as determined by our board of directors.  Each option represents the right to purchase one share of our common stock. Generally, none of the shares subject to options are vested at the time of grant and 25% of the shares subject to such option grants vest on the date which is nine months from the date of grant. The remainder of the shares vests in equal nine month installments over the remaining 27 months thereafter.

Name	Grant Date		All Other Stock Awards: Number of Shares of Stock or Units(#)		Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards

Mike Sawtell, CEO	11/2/2009		2,750,000		$0.05		$ 137,500
	9/30/2008		650,000		$0.06		$ 39,000
	2/28/2008		225,000		$0.27		$ 60,600
	11/13/2006		6,767,749		$0.09		$ 260,300
	7/14/2005	(1)	4,511,833		$0.04		$ 44,200

Steven Dong, CFO	11/2/2009		2,250,000		$.05		$ 112,500
	9/30/2008		550,000		$0.06		$ 33,000
	2/28/2008		200,000		$0.27		$ 53,900
	10/4/2007		875,000	(3)	$0.27	(3)	$ 263,400
	3/15/2006	(2)	451,183	(2)	$0.04		$ 17,400
	3/15/2006	(2)	451,183	(2)	$0.09		$ 25,900
	4/3/2006	(2)	225,592	(2)	$0.09		$ 17,400

(1)
An option to purchase 4,511,833 shares of our common stock granted to Mr. Sawtell was cancelled unexercised pursuant to the Merger on January 30, 2007.  None of the 4,511,833 option shares remain outstanding.

(2)
Mr. Dong became an employee on January 30, 2007. From March 2006 through January 30, 2007, Mr. Dong performed consulting work for us pursuant to a consulting agreement with a firm owned by Mr. Dong.  We granted options to purchase 451,183, 451,183 and 225,592 to this consulting firm owned by Mr. Dong.

(3)
218,750 option shares will vest on each of the dates: April 4, 2009; January 4, 2010; and October 4, 2010.  Also, on May 13, 2008, the Board of Directors approved the changing of exercise price of compensation options granted in 2007 to purchase up to 3,355,000 shares (for all employees/consultants) of our common stock from a weighted average exercise price of $0.70 per share to a weighted average price of $0.27 per share; included in this re-price event were the 875,000 options owned by Mr. Dong.  The option to purchase up to 875,000 shares of the Company was originally granted on 10/4/07 at an exercise price of $.70 per share. The same option now has an amended exercise price of $.27 per share. All other terms of the option remains the same.

2008 Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 2009.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date

Mike Sawtell, CEO	--		2,750,000	(8)	$ 0.05		11/2/2014
	162,500		487,000	(2)	$ 0.06		9/30/13
	112,500		112,500	(3)	$ 0.27		2/28/13
	6,767,749		--		$ 0.09		11/13/2012

Steven Dong, CFO	--		2,250,000	(7)	$ 0.05		11/2/2014
	137,500		412,500	(4)	$ 0.06		9/30/13
	100,000		100,000	(5)	$ 0.27		2/28/13
	437,500		437,500	(6)	$ 0.27	(6)	10/4/2012
	451,183	(1)	--		$ 0.09		3/15/2011
	304,204	(1)	--		$ 0.04		3/15/2011
	225,592	(1)	--		$ 0.09		4/3/2011

(1)
Mr. Dong became an employee on January 30, 2007. From March 2006 through January 30, 2007, Mr. Dong performed consulting work for us pursuant to a consulting agreement with a firm owned by Mr. Dong.  We granted options to purchase 451,183, 451,183 and 225,592 to this consulting firm owned by Mr. Dong.

(2)	162,500 option shares will vest on each of the dates: June 30, 2009; March 30, 2010; December 31, 2010 and September 30, 2011.
(3)	56,250 option shares will vest on each of the dates: August 28, 2009; February 28, 2010; and November 28, 2010.
(4)	137,500 option shares will vest on each of the dates: June 30, 2009; March 30, 2010; December 31, 2010 and September 30, 2011.
(5)	50,000 option shares will vest on each of the dates: August 28, 2009; February 28, 2010; and November 28, 2010.
(6)
218,750 option shares will vest on each of the dates: April 4, 2009; January 4, 2010; and October 4, 2010.  Also, on May 13, 2008, the Board of Directors approved the changing of exercise price of compensation options granted in 2007 to purchase up to 3,355,000 shares (for all employees/consultants) of our common stock from a weighted average exercise price of $0.70 per share to a weighted average price of $0.27 per share; included in this re-price event were the 875,000 options owned by Mr. Dong.  The option to purchase up to 875,000 shares of the Company was originally granted on 10/4/07 at an exercise price of $.70 per share. The same option now has an amended exercise price of $.27 per share. All other terms of the option remains the same.

(7)	562,500 options shares will vest on each of the dates: August 2, 2010, May 2, 2011, February 2, 2012, November 2, 2012
(8)	687,500 options shares will vest on each of the dates: August 2, 2010, May 2, 2011, February 2, 2012, November 2, 2012

Compensation of Directors

The table below summarizes compensation paid to our sole director in 2009 for director services:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Sawtell	0	0	0	0	0	0	0

There are presently no arrangements providing for payments to directors.  We expect to establish these arrangements shortly upon increased business activities.

Compensation of Committee Members

During 2009, we agreed to pay Mr. Vanderhorst, our sole audit committee member $2,500 per fiscal quarter.

Executive Employment Contract

2010 Employment Agreement with Michael Sawtell

We entered into a new employment agreement with Mr. Sawtell, our Chief Executive Officer on March 29, 2010. The employment agreement has a term of three years and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party.  The agreement is only in effect to the extent we are successful of raising a minimum of $1,500,000 of financing.

The material terms of the agreement are:  (i) base annual salary of $220,000; (ii) participation in our standard employee benefit plans; (iii) stock option grant to purchase up to 3,500,000 shares or our common stock; (iv) reimbursable expenses customarily given to Executives; (v) other bonuses at the discretion of the board of directors (vi) all previously granted securities issued to Mr. Sawtell prior to this agreement shall be changed whereby the exercise price or conversion price shall become the same price per share equal to any subsequent financing made after the date of this agreement and (vii) severance arrangements described below.

If we terminate Mr. Sawtell’s employment agreement without cause, or if Mr. Sawtell resigns for good reason, each as defined in the agreement, we are obligated to pay Mr. Sawtell the greater of his annual salary for the remaining term of the agreement or two years of his annual salary rate at the time of termination without cause or resignation for good reason, benefits for 24 months following the date of termination, and the right for 24 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Sawtell’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

2010 Employment Agreement with Steven Dong

We entered into an new employment agreement with Mr. Dong, our Chief Financial Officer on March 29, 2010. The employment agreement has a term of two years and automatically renews for additional one year terms unless either party terminates it with at least 30 days notice to the other party. The agreement is only in effect to the extent we are successful of raising a minimum of $1,500,000 of financing.

The material terms of the agreement are:  (i) base annual salary of $195,000; (ii) participation in our standard employee benefit plans; (iii) stock option grant to purchase up to 3,000,000 shares or our common stock; (iv) reimbursable expenses customarily given to Executives; (v) other bonuses at the discretion of the board of directors; (vi) all previously granted securities issued to Mr. Dong prior to this agreement shall be changed whereby the exercise price or conversion price shall become the same price per share equal to any subsequent financing made after the date of this agreement and (vii) severance arrangements described below.

If we terminate Mr. Dong’s employment agreement without cause, or if Mr. Dong terminates the agreement with good reason, each as defined in the agreement, we are obligated to pay Mr. Dong: (i) his annual salary and other benefits earned prior to termination, (ii) the greater of his annual salary for the remaining term of the agreement or his annual salary, (iii) benefits for 24 months following the date of termination, and (iv) the right for 24 months from the date of termination to exercise all vested options granted to him prior to that time; provided that in the event the termination occurs within 120 days of the execution of an agreement which results in a change of control, as described below, vesting of all options will be accelerated and in the event the termination occurs outside of such 120 day period, all unvested options that would have vested had Mr. Dong’s employment agreement remained in force through the end of the initial term will be fully vested immediately prior to such termination.

Each of the employment agreements discussed above provide for the immediate vesting of stock options granted pursuant thereto upon (i) a change in control of us or (ii) a termination of the executive’s employment without cause or for good reason within 120 days prior to the execution and delivery of an agreement which results in a change in control. Additionally, a change in control constitutes “good reason” under the terms of each of the agreements, thus permitting each of Mr. Sawtell and Mr. Dong to terminate his respective employment and receive the severance benefits discussed above. Under the terms of each employment agreement, a change in control is deemed to have occurred if, as a result of a tender offer, other acquisition, merger, consolidation or sale or transfer of assets, any person(s) (as used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934) becomes the beneficial owner (as defined in regulations promulgated under the Exchange Act) of a total of fifty percent (50%) or more of either our outstanding common stock or our assets; provided, however, that a change of control is not deemed to have occurred if a person who beneficially owned fifty percent (50%) or more of our common stock as of the effective date of the respective employment agreement continued to do so during the term the employment agreement.

The employment agreements with Mr. Sawtell and Mr. Dong also contain standard confidentiality provisions that apply indefinitely and non-solicitation provisions that will apply during the term of the employment agreements and for a 12-month period thereafter.

Compensation Committee Interlocks and Insider Participation

During 2008, we did not have a compensation committee or another committee of the board of directors performing equivalent functions.  Instead the entire board of directors performed the function of compensation committee.  As a sole member of the board of directors, Mr. Sawtell, our chief executive officer and sole board of director, approved the executive compensation, however, there were no deliberations relating to executive officer compensation during 2008.

Compensation Committee Report.

None.

Security Ownership Of Certain Beneficial Owners And Management and Related Stockholder Matters

The following table set forth information regarding the beneficial ownership of our common stock after consummation of the forward stock split and the Merger, except as noted in the footnotes below, by:

 - each person known to be the beneficial owner of 5% or more of our outstanding common stock;
 - each of our executive officers;
 - each of our directors; and
 - all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and is calculated based on 87,631,141 shares of our common stock issued and outstanding on December 31, 2009.  In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, as appropriate, or will become exercisable within 60 days of the reporting date are deemed outstanding, even if they have not actually been exercised.  Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.  The address of each stockholder is listed in the table.

Name and Address of Beneficial Owner	Beneficially Owned		Percent of Class

Mike Sawtell, CEO and Sole Director (1)	31,467,087	(3)	32.92%
Steven Dong, CFO (1)	7,404,680	(4)	8.13%
Peter and Irene Gauld (2)	16,653,878	(5)	17.50%

All executive officers and directors as a group (2 persons)	38,871,767	(3)(4)	41.05%

(1) 4040 Barranca Parkway, Suite #220, Irvine, CA 92604.
(2) c/o DigitalPost Interactive, Inc., 4040 Barranca Parkway, Suite #220, Irvine, CA 92604.
(3) Includes 7,948,999 shares that can be issued to Mr. Sawtell pursuant to options to purchase shares of our common stock within 60 days.

(4)  Includes 2,624,729 shares that can be issued to Mr. Dong or a consulting firm owned by Mr. Dong pursuant to options to purchase shares of our common stock within 60 days; 562,500 conversion shares that can be issued upon conversion of convertible notes and 288,510 warrant shares that can be issued pursuant to convertible note warrants.

(5)  Includes 6,250,000 conversion shares that can be issued to Mr. and Mrs. Gauld pursuant to conversion of convertible notes and 1,276,890 warrant shares that can be issued pursuant to convertible note warrants.

SUMMARY OF AMENDMENT NO. 2 TO OUR 2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

On January 30, 2007, the Board of Directors approved and a majority of the Company’s stockholders ratified the Company’s 2007 Incentive and Nonstatutory Stock Option Plan (“Plan”). The Plan is administered by our Board of Directors and is intended to further the growth and financial success of the Company by providing additional incentives to selected employees, directors, and consultants to the Company and its subsidiary corporations, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended so that such employees and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (“Options”) may be either “Incentive Stock Options,” as defined in Section 422A of the Code and any regulations promulgated under said Section, or “Nonstatutory Options” at the discretion of the Board of Directors of the Company (the “Board”) and as reflected in the respective written stock option agreements granted pursuant hereto.

Options granted under those certain stock option agreements are granted at prices no less than the estimated fair value of the shares on the date of grant as determined by the board of directors, provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the estimated fair value of the shares on the date of grant, respectively; and (ii) the exercise price of an Incentive Stock Option granted to a 10% stockholder shall not be less than 110% of the estimated fair value of the shares on the date of grant, respectively. Incentive Stock Options and Nonstatutory Options generally vest every nine months, over a three year period.

Amendment No. 2 to the Plan increases the number of shares of common stock reserved for issuance under the Plan from 35,000,000 to 75,000,000.

Potential Anti-takeover Effects of Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. The increase in the number of authorized shares for issuance under the Plan from 35,000,0000 to 75,000,000 could have an anti-takeover effect because of ability of the Company’s Board of Directors to issue an additional 40, 000,000 shares of common stock as stock options for compensation as a means to create stock ownership designed to resist or frustrate a third-party transaction. For example, it is possible that we could issue stock options so as to attempt to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, or issue stock options to management or certain persons allied with our management to attempt to make it more difficult to remove our current management by attempting to dilute the stock ownership or voting rights of persons seeking to cause such removal. However, the proposed increase in the number of shares of common stock authorized for issuance pursuant to the Plan is not the result of any such specific effort to resist a takeover; rather the purpose of the increase in the Plan’s authorized common stock is to generally provide the Company's management with the ability to issue stock options to incentivize employees, management, directors and consultants. The Company has no current plans, proposals or arrangements to grant any specific stock option awards under the Plan.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees.

The aggregate fees billed by our independent registered public accounting firm for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2009 and 2008 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during those fiscal years were $43,500 and $69,100, respectively.

Audit Related Fees.

We incurred no other audit related fees during the years ended December 31, 2009 and 2008.

Tax Fees.

We incurred fees for tax related services during the years ended December 31, 2009 and 2008 in the amounts of $3,000 and $3,000, respectively.

All Other Fees.

We did not incur any other fees billed by auditors for services rendered to us, other than the services covered in "Audit Fees" for the years ended December 31, 2009 and 2008.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Audit Committee Pre-Approval Policies And Procedures

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

OTHER MATTERS

As of the date of this Information Statement, the Board of Directors knows of no other matters.

By Order of the Board of Directors,

Mike Sawtell,
President and Chief Executive Officer

Irvine, CA
August 20 , 2010

EXHIBIT A

DIGITALPOST INTERACTIVE, INC.

AMENDMENT NO. 2 TO 2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

THIS AMENDMENT NO. 2 is made as of this 6th day of August 2010, by the Board of Directors of DigitalPost Interactive, Inc. ("Corporation"), and a majority of its stockholders with reference to the following recitals of facts:

WHEREAS, the Board and a majority of stockholders have approved the number of shares reserved under the 2007 Incentive and Nonstatutory Stock Option Plan, as amended (the "Plan") to be seventy five million (75,000,000) shares of the Corporations common stock for issuance under the Plan.  All other terms of the Plan remain the same.

THEREFORE, Section 4(a) of the Plan shall be replaced by the following:

“(a)            Number of Shares.  Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed seventy five million (75,000,000) shares.  If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.”

The foregoing amendment was duly adopted and approved by the Board of Directors and ratified by a majority of stockholders on August 6, 2010.

/s/ Michael Sawtell
Mike Sawtell, Chief Executive Officer and Sole Director

Appendix

DIGITALPOST INTERACTIVE, INC.

AMENDMENT TO 2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

THIS AMENDMENT is made as of this 9th day of May, 2008, by the Board of Directors of  DigitalPost Interactive, Inc. ("Corporation"), and a majority of its stockholders with reference to the following recitals of facts:

WHEREAS, the Board and a majority of stockholders have approved the number of shares reserved under the 2007 Incentive and Nonstatutory Stock Option Plan (the "Plan") to be thirty five million (35,000,000) shares of the Corporations common stock for issuance under the Plan.  All other terms of the Plan remain the same.

THEREFORE, Section 4(a) of the Plan shall be replaced by the following:

“(a)           Number of Shares.  Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed thirty five million (35,000,000) shares.  If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.”

The foregoing amendment was duly adopted and approved by the Board of Directors and ratified by a majority of shareholders on May 9, 2008.

/s/ Mike Sawtell

Mike Sawtell, President, CEO and Sole Director

DIGITALPOST INTERACTIVE, INC.

2007 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1.           Purpose

This Incentive and Nonstatutory Stock Option Plan (the "Plan") is intended to further the growth and financial success of DigitalPost Interactive, Inc. (the "Corporation") by providing additional incentives to selected employees, directors, and consultants to the Corporation or parent corporation or subsidiary corporation of the Corporation as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (such parent corporations and subsidiary corporations hereinafter collectively referred to as "Affiliates") so that such employees and consultants may acquire or increase their proprietary interest in the Corporation.  Stock options granted under the Plan (hereinafter "Options") may be either "Incentive Stock Options,” as defined in Section 422A of the Code and any regulations promulgated under said Section, or "Nonstatutory Options" at the discretion of the Board of Directors of the Corporation (the "Board") and as reflected in the respective written stock option agreements granted pursuant hereto.

2.           Administration

The Plan shall be administered by the Board of Directors of the Corporation; provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members (the "Committee"), at least two (2) of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Corporation under the Securities Act of 1933, as amended.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to option holders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan's administration.  The interpretation and construction by the Board of any provisions of the Plan or of any Option it shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

3.	Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Corporation or any of its Affiliates ("Optionees").  The term consultant shall mean any person who is engaged by the Corporation to render services and is compensated for such services, and any director of the Corporation whether or not compensated for such services; provided that, if the Corporation registers any of its securities pursuant to the Securities Act of 1933, as amended (the “Act”), the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Corporation.

(a)           Incentive Stock Options.  Incentive Stock Options may only be issued to employees of the Corporation or its Affiliates.  Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Corporation.  Payment of a director fee shall not be sufficient to constitute employment by the Corporation.  Any grant of option to an officer or director of the Corporation subsequent to the first registration of any of the securities of the Corporation under the Act shall comply with the requirements of Rule 16b-3.  An optionee may hold more than one Option.

The Corporation shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Corporation or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of three hundred thousand dollars ($300,000).  Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option.  If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

(b)           Nonstatutory Option.  The provisions of the foregoing Section 3(a) shall not apply to any option designated as a "Nonstatutory Stock Option Agreement" or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4.	Stock

The stock subject to Options shall be the shares of the Corporation’s authorized but unissued or reacquired Common Stock, par value $0.001 (the "Stock").

(a)           Number of Shares.  Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed twenty five million (25,000,000) shares.  If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

(b)           Reservation of Shares.  The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan.  If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.           Terms and Conditions of Options

Options granted hereunder shall be evidenced by agreements between the Corporation and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve.  Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)           Number of Shares:  Each Option shall state the number of shares to which it pertains.

(b)           Option Price:  Each Option shall state the Option Price, which shall be determined as follows:

(i)           Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of value of all classes of stock of the Corporation, or of any Affiliate, ("Ten Percent Holder") shall have an Option Price of no less than one hundred ten percent (110%) of the fair market value of the common stock as of the date of grant; and

(ii)           Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option price of no less than one hundred percent (100%) of the fair market value of the common stock as of the date of grant.

(iii)           Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an Option Price determined by the Board as of the date of grant.

For the purposes of this paragraph 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)           Medium and Time of Payment:  To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or, if acquired from the Corporation, has been held by the Optionee for more than six (6) months, (iii) to the extent permissible by law, by the Optionee's promissory note in a form satisfactory to the Corporation and bearing interest at a rate determined by the Board, in its sole discretion, but in no event less than 6% per annum, or (iv) such other form of legal consideration permitted by State law as may be acceptable to the Board.

(d)           Term and Exercise of Options:  Any Option granted to an Employee of the Corporation shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually.  No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein.  In no event shall any Option be exercisable after the expiration of five (5) years from the date it is granted.  Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide.  During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein.  To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

(e)           Termination of Status as Employee, Director, or Consultant:  If Optionee's status as an employee, director, or consultant shall terminate for any reason other than Optionee's death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time within thirty (30) days after such termination (or in the event Optionee’s termination was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code) this 30-day period shall be extended to six (6) months) or the remaining term of the Option, whichever is the lesser; provided, however, that with respect to Nonstatutory Options, the Board may specify such longer period, not to exceed six (6) months, for exercise following termination as the Board deems reasonable and appropriate.  The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment.  Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employee of an Optionee with or without cause.

(f)           Death of Optionee: If an Optionee dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Optionee's Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee’s death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

(g)           Nontransferability of Option:  No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(h)           Recapitalization:  Subject to any required action by the stockholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation.

Subject to any required action by the stockholders, if the Corporation shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.  A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger or consolidation.  In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing thirty (30) days prior to and ending immediately prior to such dissolution, liquidation, merger or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Paragraph 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger or consolidation.

In the event of a change in the common stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided in this Paragraph 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(i)           Rights as a Stockholder:  An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

(j)           Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(k)           Investment Intent:  Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof.  Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Corporation and its counsel, and (ii) if requested to do so by the Corporation, the person exercising the Option shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Corporation a letter of investment intent, all in such form and substance as the Corporation may require.  If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

(l)           Exercise Before Exercise Date:  At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof.  Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Corporation upon termination of Optionee's employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)           Other Provisions:  The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable.  Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6.           Availability of Information

During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Corporation shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Corporation as is required by the bylaws of the Corporation and applicable law to be furnished in an annual report to the stockholders of the Corporation.

7.           Effectiveness of Plan; Expiration

Subject to approval by the stockholders of the Corporation, this Plan shall be deemed effective as of the date it is adopted by the Board.  The Plan shall expire on March 31, 2011, but such expiration shall not affect the validity of outstanding Options.

8.           Amendment and Termination of the Plan

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Corporation, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder.  No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9.           Indemnification of Board

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of  his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Corporation, in writing, the opportunity, at its own expense, to handle and defend the same.

10.           Application of Funds

The proceeds received by the Corporation from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11.           No Obligation to Exercise Option

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12.           Notices

All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

13.           Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Corporation will not be required to issue any shares of Common Stock under this Plan, and an Optionee may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act of 1933 and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Corporation may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Corporation in order to comply with such securities law or other restrictions.

* * * * *
The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on January ___, 2007, subject to shareholder ratification within twelve months.

_______________________________
Mike Sawtell, Chairman & CEO

NONSTATUTORY STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, ____, by and between DigitalPost Interactive, Inc. ("Corporation"), and ________________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Corporation (the "Shares") upon the terms and conditions hereinafter stated; and

WHEREAS, the Board and stockholders of the Corporation have heretofore adopted a 2007Incentive and Nonstatutory Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option;

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1.           Shares; Price.  The Corporation hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, ___________ Shares for cash (or other consideration acceptable to the Board of Directors of the Corporation, in their sole and absolute discretion) at the price of $____ per Share, such price being determined in accordance with the Plan.

2.           Term of Option; Continuation of Employment.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five (5) years from the date hereof.  This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee, director, or consultant of the Corporation.  Nothing contained herein shall be construed to interfere in any way with the right of the Corporation to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

3.           Vesting of Option.  Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable per the following schedule:

 Cumulative Percentage
Full 9 Month Periods of Grant                 % of Shares That May Be Exercisable

           1 but less than 2                                                                   25%
           2 but less than 3                                                                   50%
           3 but less than 4                                                                   75%
           4  or more                                                                           100%

4.           Exercise.  This Option shall be exercised by delivery to the Corporation of (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, (c) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof, and (d) a written statement as provided for in Paragraph 11 hereof.  This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

5.           Termination of Employment or Engagement.  If Optionee shall cease to serve as an employee, director, or consultant of the Corporation for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee, director, or consultant of the Corporation, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee’s termination of employment or engagement was caused by permanent disability disabled (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

6.           Death of Optionee.  If the Optionee shall die while an employee, director, or consultant of the Corporation, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

7.           No Rights as Stockholder.  Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

8.           Recapitalization.  Subject to any required action by the stockholders of the Corporation, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation; provided however that the conversion of any convertible securities of the Corporation shall not be deemed having been "effected without receipt of consideration by the Corporation."

In the event of a proposed dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Corporation, if the Corporation shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

In the event of a change in the Shares of the Corporation as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

9.           Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price.  The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the amount of such income and corresponding deduction to the Corporation for its income tax purposes.  Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Corporation may require Optionee to make  cash payment to cover such liability as a condition of the exercise of this Option.

10.           Modification, Extension and Renewal of Options.  The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan.  Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

11.           Investment Intent; Restrictions on Transfer.  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Corporation a written statement to such effect, satisfactory to the Corporation in form and substance.  The Corporation, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted.  If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Corporation with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Corporation, has had the opportunity to ask questions of the Corporation concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Corporation such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

12.           Registration Rights.

a.           Piggyback Registration Rights.  If the Corporation at any time proposes to register any of its securities under the Act under an S-8 Registration Statement, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do.  Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Corporation will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Corporation at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Corporation may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Corporation and the managing underwriter or underwriters of the offering to be made by the Corporation in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Corporation (including any class into which the securities registered by the Corporation are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Corporation's offering would be materially adversely affected in the absence of such an agreement.

b.           Procedures.                                In connection with the registration of any securities pursuant to Section 12.a. hereof, the Corporation and the Optionee covenant and agree as follows:

(i)           The Corporation shall pay all costs, fees, and expenses incurred by the Corporation and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Corporation’s legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the Corporation or the Optionee).

(ii)           The Corporation shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Corporation shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(iii)           The Corporation shall indemnify Optionee and each person, if any, who controls Optionee within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

(iv)           The Corporation shall, as soon as practicable after the effective date of the Registration Statement, and in any event within fifteen (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement  (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

(v)           The Corporation shall (A) deliver promptly to Optionee  and its counsel, upon request, copies of all correspondence between the Commission and the Corporation, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc.  Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Corporation with the Corporation's officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.

(vi)           The Corporation shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Corporation are listed or quoted.

13.           Stand-off Agreement.  Optionee agrees that in connection with any registration of the Corporation's securities, that upon the request of the Corporation or any underwriter managing an underwritten offering of the Corporation's securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Corporation or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

14.           Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Corporation, five (5) days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Corporation by Optionee for his or her employee records.

15.           Agreement Subject to Plan; Applicable Law.  This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith.  A copy of such Plan is available to Optionee, at no charge, at the principal office of the Corporation.  Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan.  This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DigitalPost Interactive, Inc.

________________________________
BY:  Michael Sawtell
ITS:  CEO

________________________________
                   , Optionee

Appendix A

NOTICE OF EXERCISE

________________
_______________
________________

____________________
(date)

Re:  Nonstatutory Stock Option

Notice is hereby given pursuant to Section 4 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Stock Option dated:                                                                           ______________________

Number of shares being purchased:                                                                           ______________________

Option Exercise Price:                                                                $_____________________

A check in the amount of the aggregate price of the shares being purchased is attached;

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Option for, and to purchase thereunder, _________________ shares of the Corporation’s common stock provided for therein and requests that certificates for such Option Shares be issued in the name below, and, if said number of Option Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Option for the balance remaining of the shares of Common Stock purchasable under the within Optiont be registered in the name of the undersigned Optioneer or his or her assignee as below indicated and delivered to the address stated below.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price.  I agree to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the withholding and corresponding deduction to the Corporation for its income tax purposes.

I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation's 2007 Incentive and Nonstatutory Stock Option Plan.

_________________________
    (Signature)

_________________________
          (Name of Optionee)

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into as of this ____ day of ______________, 2005, by and between _________________________("Corporation"), and ________________________________ (referred to herein as the "Optionee"), with reference to the following recitals of facts:

WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option ("Option") to purchase shares of common stock of the Corporation (the "Shares") upon the terms and conditions hereinafter stated; and

WHEREAS, the Board and stockholders of the Corporation have heretofore adopted a 2005 Incentive and Nonstatutory Stock Option Plan (the "Plan"), pursuant to which this Option is being granted;

WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a Qualified Stock Option);

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1.           Shares; Price.  The Corporation hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, _______ Shares for cash (or other consideration acceptable to the Board of Directors of the Corporation, in their sole and absolute discretion) at the price of $____ per Share, such price being not less than the fair market value per share of the Shares covered by these Options as of the date hereof and as determined by the Board of Directors of the Corporation.

2.           Term of Option; Continuation of Employment.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five (5) years from the date hereof.  This Option shall earlier terminate subject to Paragraphs 5 and 6 hereof if, and as of the date, Optionee ceases to be an employee of the Corporation.  Nothing contained herein shall be construed to interfere in any way with the right of the Corporation to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

3.           Vesting of Option.  Subject to the provisions of Paragraphs 5 and 6 hereof, this Option shall vest and become exercisable per the following schedule:

 Cumulative Percentage
Full 9 Month Periods of Grant                 % of Shares That May Be Exercisable

           1 but less than 2                                                                   25%
           2 but less than 3                                                                   50%
           3 but less than 4                                                                   75%
           4  or more                                                                           100%

4.           Exercise.  This Option shall be exercised by delivery to the Corporation of (a) a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the purchase price of the Shares covered by the notice, (c) by the surrender of the Option (or a portion hereof) in accordance with the terms hereof, and (d) a written statement as provided for in Paragraph 11 hereof.  This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

5.           Termination of Employment or Engagement.  If Optionee shall cease to serve as an employee of the Corporation for any reason, whether voluntarily or involuntarily, other than by his or her death or the conclusion of the term of a written consulting agreement, provided such term exceeds one year, Optionee shall have the right at any time within thirty (30) days after date Optionee ceases to be an employee of the Corporation, or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that if Optionee’s termination of employment or engagement was caused by permanent disability (within the meaning of Section 22(e)(3) of the Code), the foregoing thirty (30) day period shall be extended to six (6) months; or

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Paragraph 2 hereof.

6.           Death of Optionee.  If the Optionee shall die while an employee of the Corporation, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this option has not previously been exercised by Optionee.

7.           No Rights as Stockholder.  Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the date of the issuance of a stock certificate to Optionee, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Paragraph 8 hereof.

8.           Recapitalization.  Subject to any required action by the stockholders of the Corporation, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Corporation; provided however that the conversion of any convertible securities of the Corporation shall not be deemed having been "effected without receipt of consideration by the Corporation."

In the event of a proposed dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.  The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing thirty (30) days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Paragraph 3; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

Subject to any required action by the stockholders of the Corporation, if the Corporation shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 3 shall continue to apply.

In the event of a change in the Shares of the Corporation as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Corporation, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

9.           Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the exercise price.  The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the amount of such income and corresponding deduction to the Corporation for its income tax purposes.  Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Corporation may require Optionee to make  cash payment to cover such liability as a condition of the exercise of this Option.

10.           Modification, Extension and Renewal of Options.  The Board may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan.  Notwithstanding the foregoing provisions of this Paragraph 10, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

11.           Investment Intent; Restrictions on Transfer.  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof) shall furnish to the Corporation a written statement to such effect, satisfactory to the Corporation in form and substance.  The Corporation, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the transferability thereof is restricted.  If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Corporation with the foregoing written statement.

Optionee further represents that optionee has had access to the financial statements or books and records of the Corporation, has had the opportunity to ask questions of the Corporation concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee (either such experience and knowledge in investment, financial and business matters in investments similar to the stock of the Corporation that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

12.           Registration Rights.

a.           Piggyback Registration Rights.  If the Corporation at any time proposes to register any of its securities under the Act under an S-8 Registration Statement, it will each such time give written notice to all holders of outstanding or exercised options of its intention so to do.  Upon the written request of a holder or holders of any such outstanding or exercised options given within thirty (30) days after receipt of any such notice, the Corporation will use its best efforts to cause all such outstanding or exercised options, the holders of which shall have so requested registration thereof, to be registered under the Act (with the securities which the Corporation at the time propose to register), all to the extent requisite to permit the sale or other disposition by the prospective Sellers of the outstanding or exercised options so registered; provided, however, that the Corporation may, as a condition precedent to its effecting such registration, require each prospective Seller to agree with the Corporation and the managing underwriter or underwriters of the offering to be made by the Corporation in connection with such registration that such Seller will not sell any securities of the same class or convertible into the same class as those registered by the Corporation

(including any class into which the securities registered by the Corporation are convertible) for such reasonable period after such registration becomes effective as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Corporation's offering would be materially adversely affected in the absence of such an agreement.

b.           Procedures.                                In connection with the registration of any securities pursuant to Section 12.a. hereof, the Corporation and the Optionee covenant and agree as follows:

(i)           The Corporation shall pay all costs, fees, and expenses incurred by the Corporation and the Optionee in connection with the Registration Statement and the offering thereunder including, without limitation, the Corporation’s legal fees and expenses of counsel, accounting fees, printing expenses, and blue sky fees and expenses (but excluding discounts or selling commissions of any underwriter or broker dealer acting on behalf of the Corporation or the Optionee).

(ii)           The Corporation shall take all necessary action which may be reasonably required in qualifying or registering the securities included in the Registration Statement for offering and sale under the securities or blue sky laws of all states reasonably requested by Optionee, provided that the Corporation shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(iii)           The Corporation shall indemnify Optionee and each person, if any, who controls Optionee within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the Registration Statement.

(iv)           The Corporation shall, as soon as practicable after the effective date of the Registration Statement, and in any event within fifteen (15) months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement  (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement.

(v)           The Corporation shall (A) deliver promptly to Optionee  and its counsel, upon request, copies of all correspondence between the Commission and the Corporation, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement; and (B) permit Optionee and its counsel to perform such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement, as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc.  Such investigation shall include, but not be limited to, access to financial and accounting information and opportunities to discuss the business of the Corporation with the Corporation's officers and independent auditors, all to such reasonable extent, at such reasonable times and as often as Optionee and its counsel shall reasonably request.
(vi)           The Corporation shall cause all securities of Optionee registered pursuant to a Registration Statement to be listed on any national securities exchange or quoted on any automated quotation system on which similar securities of the Corporation are listed or quoted.

13.           Stand-off Agreement.  Optionee agrees that in connection with any registration of the Corporation's securities, that upon the request of the Corporation or any underwriter managing an underwritten offering of the Corporation's securities, that Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Corporation or such managing underwriter, as applicable, for a period of at least one hundred eighty (180) days following the effective date of registration of such offering.

14.           Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Corporation, five (5)

days after deposit in the US. mail, postage prepaid, addressed to Optionee at the address last provided to the Corporation by Optionee for his or her employee records.

15.           Agreement Subject to Plan; Applicable Law.  This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith.  A copy of such Plan is available to Optionee, at no charge, at the principal office of the Corporation.  Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan.  This Agreement has been granted, executed and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

________________________________
BY:
ITS:

________________________________
                   , Optionee

Appendix A

NOTICE OF EXERCISE

________________
________________
________________
____________________
(date)

Re: Incentive Stock Option

Notice is hereby given pursuant to Section 4 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Stock Option dated:                                                                           ______________________

Number of shares being purchased:                                                                           ______________________

Option Exercise Price:                                                                $_____________________

A check in the amount of the aggregate price of the shares being purchased is attached;

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Option for, and to purchase thereunder, _________________ shares of the Corporation’s common stock provided for therein and requests that certificates for such Option Shares be issued in the name below, and, if said number of Option Shares shall not be all the shares of Common Stock purchasable thereunder, that a new Option for the balance remaining of the shares of Common Stock purchasable under the within Option be registered in the name of the undersigned Optioneer or his or her assignee as below indicated and delivered to the address stated below.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price.  I agree to report such income in accordance with then applicable law and to cooperate with Corporation in establishing the withholding and corresponding deduction to the Corporation for its income tax purposes.

I agree to provide to the Corporation such additional documents or information as may be required pursuant to the Corporation's 2005 Incentive and Nonstatutory Stock Option Plan.

_________________________
  (Signature)

_________________________
        (Name of Optionee